UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2019

DANIELS CORPORATE ADVISORY COMPANY, INC.

(Exact name of registrant as specified in its charter)

NEVADA	333-169128	04-3866724
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Parker Towers, 104-60, Queens Boulevard, 12th Floor Forest Hills, New York	11375
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(347) 242 - 3148

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On January 21, 2019, DANIELS CORPORATE ADVISORY COMPANY, INC., Inc., a Nevada corporation (the “ Company ”), received the written consent from the majority shareholder (the “ Majority Shareholder ”) of the Company owning approximately 68% of the outstanding voting capital stock of the Company, of the following corporate actions:

(i)	To effect a reverse stock split of the outstanding common stock, par value $0.001 per share (the “Common Stock”), of the Company at a ratio of 1 for 1000, with fractional shares being rounded up to the nearest whole number (the “Reverse Stock Split ”); and

(ii)	To decrease the outstanding number of common shares from 4,647,151,502 (as of January 30, 2019 to 4,647,152 shares. (Outstanding Decrease).

The Majority Shareholder, Mr. Arthur Viola who is also the Chief Executive Officer and sole member of the Board of Directors, owns 100% of the 100,000 shares of authorized Series A Preferred Stock, par value $0.0001 per share. Series A Preferred Stock entitles the holder to 67% of all votes in any common stock vote.

In accordance with Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended (the “ Exchange Act ”), the Company filed a preliminary information statement on Schedule 14C (the “ Information Statement ”) with the Securities and Exchange Commission (the “ SEC ”) on February 20, 2019. Subject to SEC review, the Company will file a definitive Information Statement (the “ Definitive Information Statement ”) and have it online for review.

The Company has also notified Financial Regulatory Authority, Inc. (“ FINRA ”) of the corporate actions as required by Rule 10b-17 under the Exchange Act and the rules and procedures of FINRA.

To implement the Reverse Stock Split and the Outstanding Decrease, the Company filed an Articles of Amendment to the Company’s Articles of Incorporation with the Secretary of State of Nevada. The Reverse Stock Split and Outstanding Share Decrease will not become effective with the Secretary of State of Nevada until at least 20 calendar days after the first date of the delivery of the Definitive Information Statement to all shareholders as of the Record Date and will not become effective in the marketplace until approved by FINRA.

The Board approved of the Reverse Stock Split and Outstanding Share decrease on January 25, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANIELS CORPORATE ADVISORY COMPANY, INC.

Dated: February 18, 2019	By:	/s/
Arthur Viola
Chief Executive Officer, Secretary & Sole Director. (Principal Executive Officer)